UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2007

ALLSTATE LIFE INSURANCE COMPANY
(Exact name of Registrant as Specified in Charter)

Illinois	0-31248	36-2554642
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

3100 Sanders Road
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 1.02.  Entry into and Termination of Material Definitive Agreements.

On May 8, 2007, the Registrant, Allstate Insurance Company and The Allstate Corporation (the “Borrowers”) entered into a credit agreement with the lenders party thereto, Wachovia Bank, National Association, as Syndication Agent; Bank of America, N.A. and Citibank, N.A., as Documentation Agents; Lehman Brothers Bank, FSB, Merrill Lynch Bank USA, Morgan Stanley Bank and William Street Commitment Corporation, as Co-Agents; and JPMorgan Chase Bank, N.A., as Administrative Agent (attached as Exhibit 10.1 to The Allstate Corporation’s current report on Form 8-K filed May 9, 2007 and incorporated herein by reference) (the “Credit Agreement”).  The Credit Agreement replaced a $1.0 billion unsecured five-year revolving credit facility dated June 4, 2004 among the Borrowers; the lenders party thereto; JPMorgan Chase Bank, as Syndication Agent; Bank of America, N.A., Citibank, N.A. and Wachovia Bank, National Association, as Documentation Agents; and the Bank of New York, as Administrative Agent (the “2004 Credit Agreement”).  The 2004 Credit Agreement was terminated on May 8, 2007.  The Registrant had the option to terminate the 2004 Credit Agreement early and no material termination penalties were incurred.

The Credit Agreement is a new $1.0 billion unsecured revolving credit facility with an initial term of five years expiring in 2012 with two one year extensions that can be exercised in the first and second year of the facility upon approval of existing or replacement lenders providing more than two thirds of the commitments to lend under the Credit Agreement.  The term extensions only bind the lenders who vote to approve the extensions, but the Borrowers have the option to add additional lenders if the facility is not fully subscribed for the additional terms.  The Credit Agreement also contains an increase provision that would make up to an additional $500 million available for borrowing provided the increased portion could be fully syndicated at a later date among existing or new lenders.

The Registrant is a wholly owned subsidiary of Allstate Insurance Company, which is a wholly owned subsidiary of The Allstate Corporation.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Credit Agreement, dated May 8, 2007, incorporated by reference to Exhibit 10.1 to The Allstate Corporation’s current report on Form 8-K filed May 9, 2007 (File Number 001-11840).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Mary J. McGinn
	Name:	Mary J. McGinn
	Title:	Vice President and Assistant Secretary

Date:  May 14, 2007